UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2005

Unigene Laboratories, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 7, 2005, Unigene entered into a common stock purchase agreement and a registration rights agreement with Fusion Capital Fund II, LLC (“Fusion”). Under the agreements, Unigene sold 2,123,142 shares of common stock and a five-year common stock purchase warrant to purchase up to 1,061,571 shares of common stock at an exercise price of $1.77 per share to Fusion for gross proceeds of $3,000,000. The 2,123,142 shares of common stock and the 1,061,571 warrant shares are not registered for sale and Unigene is required to file a registration statement covering the sale of the purchase shares and the warrant shares not later than April 28, 2005. The common stock purchase agreement and the registration rights agreement are filed as exhibits to this Form 8-K.

On the date Unigene and Fusion entered into the common stock purchase agreement and registration agreement they were also parties to another common stock purchase agreement and registration rights agreement, each dated October 9, 2003. The termination of such common stock purchase agreement is discussed in Item 1.02 of this Form 8-K.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 12, 2005, Unigene elected to terminate its common stock purchase agreement with Fusion, dated October 9, 2003, as amended. Under that agreement, Unigene had the right to terminate for any reason or for no reason by delivering notice to Fusion. From December 1, 2003 through April 7, 2005, Unigene sold 6,165,188 shares of its common stock to Fusion for gross proceeds of $6,000,000. At the time of termination, there were 7,334,812 shares of common stock available for sale to Fusion.

Unigene and Fusion are parties to a common stock purchase agreement and registration rights agreement, each dated April 7, 2005, as discussed in Item 1.01 of this Form 8-K.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

On April 7, 2005, Unigene sold 2,123,142 shares of its common stock and a five-year common stock purchase warrant to purchase up to 1,061,571 shares of common stock at an exercise price of $1.77 per share to Fusion for gross proceeds of $3,000,000. All of such shares were issued by Unigene without registration in reliance on an exemption under Section 4(2) of the Securities Act of 1933, because the offer and sale were made to a limited number of investors in a transaction not involving a public offering.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit Number	Description

10.1	Common Stock Purchase Agreement, dated April 7, 2005, between Unigene and Fusion Capital Fund II, LLC.

10.2	Registration Rights Agreement, dated April 7, 2005, between Unigene and Fusion Capital Fund II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

/s/ Warren P. Levy
Date: April 13, 2005	By:	Warren P. Levy
	Title:	President